                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                             (Amendment No.___________)

Filed by the Registrant                                    |X|
Filed by a Party other than the Registrant                 |_|
Check the appropriate box:
| |  Preliminary Proxy Statement
|_|  Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive  Additional Materials
|_|  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                                    SBL FUND
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1)  Title of each class of securities to which transaction applies:
     2)  Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     4)  Proposed maximum aggregate value of transaction:
     5)  Total fee paid:

|_|  Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)  Amount Previously Paid:
      2)  Form, Schedule or Registration Statement No.:
      3)  Filing Party:
      4)  Date Filed:

    NOTICE TO CONTRACTHOLDERS OF SBL VARIABLE ANNUITY ACCOUNTS III, IV, VIII,
        AND VARIFLEX AND SBL VARIABLE LIFE INSURANCE ACCOUNT VARILIFE AND
        VARILIFE SEPARATE ACCOUNT OF THE SPECIAL MEETING OF STOCKHOLDERS
                OF SBL FUND, SERIES D TO BE HELD OCTOBER 28, 1998
                 700 SW HARRISON ST., TOPEKA, KANSAS 66636-0001
                            TELEPHONE 1-800-888-2461


TO THE STOCKHOLDERS OF
  - SBL FUND
    o SERIES D (WORLDWIDE EQUITY SERIES)

   Notice is hereby given that a special meeting of the stockholders of Series D (Worldwide Equity Series) (the "Series") of SBL Fund (the "Fund"), a Kansas corporation, will be held at the offices of the Fund, Security Benefit Group Building, 700 SW Harrison Street, Topeka, Kansas 66636-0001, on October 28, 1998 at 9:30 a.m. local time ("Meeting"), for the following purposes:

   1. To approve a Sub-Advisory Contract, as exhibited in the attached proxy statement, between the Fund's investment manager, Security Management Company, LLC, and OppenheimerFunds, Inc.

   2.  a.  To   amend   the   fundamental   investment   limitation   concerning
           underwriting.

       b.  To amend the fundamental investment limitation concerning borrowing.

       c.  To amend the fundamental investment limitation concerning lending.

       d. To eliminate the fundamental investment limitation concerning margin purchases of securities and short sales.

       e.  To  eliminate  the  fundamental   investment   limitation  concerning
           investment in other investment companies.

       f. To amend the fundamental investment limitation regarding owning, buying, selling or otherwise dealing in commodities or commodities contracts.

   3. To transact such other business as may properly come before the Meeting or any adjournments thereof, and to adjourn the Meeting from time to time.

   The Board of Directors of the Fund has fixed the close of business on August 31, 1998, as the record date for the determination of stockholders of the Series entitled to notice of and to vote at the Meeting.

   THERE IS ENCLOSED A PROXY FORM SOLICITED BY THE BOARD OF DIRECTORS OF SBL FUND. ANY FORM OF PROXY WHICH IS EXECUTED AND RETURNED, NEVERTHELESS MAY BE REVOKED PRIOR TO ITS USE. ALL SUCH PROXIES PROPERLY EXECUTED AND RECEIVED IN TIME WILL BE VOTED AT THE MEETING.

                                           By order of the Board of Directors of
                                                                       SBL Fund,
Topeka, Kansas                                                        AMY J. LEE
September 21, 1998                                                     Secretary
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IMPORTANT: STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT IN PERSON AT THE MEETING ARE REQUESTED TO MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) TO THE FUND AS EARLY AS POSSIBLE.

SBL FUND
  o  SERIES D (WORLDWIDE EQUITY SERIES)
MEMBER OF THE SECURITY BENEFIT GROUP OF COMPANIES
700 SW HARRISON STREET, TOPEKA, KANSAS 66636-0001

                SPECIAL MEETING OF STOCKHOLDERS, OCTOBER 28, 1998
                                 PROXY STATEMENT

                       BENEFICIAL OWNERSHIP OF FUND SHARES

   Investments made through SBL Variable Annuity Accounts III, IV, VIII, and Variflex and through SBL Variable Life Insurance Account Varilife and Security Varilife Separate Account do not constitute direct ownership of Fund shares. Rather, a variable annuity contract or a variable life policy represents an interest in one of six Security Benefit Life Insurance Company ("SBL") separate accounts. SBL has record ownership of all Fund shares. Such contractowners and policyowners (herein referred to as "stockholders") have a beneficial interest in the underlying Fund shares, and retain certain voting rights with respect to the beneficially owned shares. SBL, or its appointee, will vote the shares beneficially owned by each stockholder in accordance with each stockholder's instructions. The enclosed voting instruction form is provided for this purpose. All shares for which the stockholders do not provide voting instructions, and any shares which SBL holds for its own account, will be voted in the same proportion as those shares for which voting instructions have been received.

                     SOLICITATION AND REVOCATION OF PROXIES

   The enclosed proxy is solicited by and on behalf of the Board of Directors of SBL Fund (the "Fund") and is revocable by submitting to the Secretary of the Fund prior to the Meeting date another proxy, sending written notice of revocation signed by the Owner, or voting the shares in person at the Meeting. A second proxy form may be obtained from the Secretary of SBL Fund. The cost of soliciting proxies will be borne by Security Management Company, LLC, 700 SW Harrison Street, Topeka, Kansas 66636-0001 ("SMC" or the "Investment Manager"), which will be reimbursed by the Fund. SMC is the investment adviser and administrator of the Fund. In addition to solicitations by mail, some of the Investment Manager's officers and employees, without extra remuneration, may conduct additional solicitation by telephone, telegraph and personal interviews. Proxies are expected to be mailed on or about September 25, 1998.
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THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF THE ANNUAL REPORT CONTAINING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997, AND A COPY OF THE SEMIANNUAL REPORT CONTAINING UNAUDITED FINANCIAL STATEMENTS FOR THE PERIOD ENDED JUNE 30, 1998, TO A STOCKHOLDER UPON REQUEST. SUCH REQUESTS SHOULD BE DIRECTED TO AMY LEE, SECRETARY OF THE FUND, BY WRITING THE FUND AT 700 SW HARRISON ST., TOPEKA, KANSAS 66636-0001, OR BY CALLING THE FUND'S TOLL-FREE TELEPHONE NUMBER 1-800-888-2461, EXTENSION 3127.

                                VOTING SECURITIES

   Only stockholders of record of Series D (the "Series") of the Fund at the close of business on August 31, 1998 are entitled to vote at the special Meeting. On that date, the outstanding number of voting securities of the Series was as follows: 19,562,042.7791 shares of common stock of the Series of the par value of $1.00 per share. Each share is entitled to one vote.

   Approval of the Sub-Advisory Contract, Proposal No. 1 and approval of the amendments to the fundamental investment limitations, Proposal No. 2, require the affirmative majority vote of the outstanding shares of the common stock of the Series.

   A "majority vote" is defined as the vote of either 67% or more of voting securities of the Series present at the meeting in person or by proxy, or more than 50% of such outstanding voting securities, whichever is less.

   The presence, in person or by proxy, of more than 50% of the outstanding shares of the Series will be sufficient to establish a quorum for the conduct of business at the Meeting. Shares held by stockholders present in person or represented by proxy at the Meeting will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on the proposal before the Meeting. Shares represented by timely and properly executed proxies will be voted as specified. Executed proxies that are unmarked will be voted in favor of the proposals presented at the Meeting. An abstention on any proposal, either by proxy or by vote in person at the Meeting, will be counted for purposes of establishing a quorum, but has the same effect as a negative vote.

   In the event that a sufficient number of votes to approve a proposal is not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions, or for any other purpose. A vote may be taken on any proposal prior to an adjournment if sufficient votes have been received for approval. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. Unless otherwise instructed, proxies will be voted in favor of any adjournment. At any subsequent reconvening of the Meeting, proxies (unless previously revoked) will be voted in the same manner as they would have been voted at the Meeting.

                                VOTING OF PROXIES

   SBL or its appointee will vote in accordance with all instructions received prior to the Meeting. It is the present intention that unless otherwise directed, SBL, or its appointee, will vote for Proposal No. 1, approval of a new sub-advisory agreement between SMC and OppenheimerFunds, Inc., for Proposal No. 2, approval of amendments to the fundamental investment limitations and, in the discretion of the persons designated as proxies, upon such other matters not now known or determined which may properly come before the Meeting.

                                 PROPOSAL NO. 1
                       APPROVAL OF A SUB-ADVISORY CONTRACT
                     BETWEEN SMC AND OPPENHEIMERFUNDS, INC.

   The Series' stockholders are asked to approve a sub-advisory contract between SMC and OppenheimerFunds, Inc. ("Oppenheimer" or the "Sub-Adviser"). If this Proposal No. 1 is approved by the stockholders, Oppenheimer will provide sub-advisory services to the Series pursuant to a sub-advisory contract between SMC and Oppenheimer (the "Sub-Advisory Contract"). The Fund's Board of Directors, including a majority of the disinterested Directors, approved the form of the Sub-Advisory Contract at a meeting held on July 24, 1998.

   THE BOARD OF DIRECTORS RECOMMENDS THAT THE SERIES' STOCKHOLDERS VOTE FOR APPROVAL OF THE SUB-ADVISORY CONTRACT.

                      EXISTING INVESTMENT ADVISORY CONTRACT

   The Investment Manager has served as investment adviser of the Series since its inception in accordance with the terms of an Investment Advisory Contract dated June 20, 1977, as amended (the "Advisory Contract"). The Advisory Contract was last submitted to a vote of the stockholders of the Fund at the annual meeting of the stockholders held on April 26, 1991. On that date, stockholders approved an increase in the Series' annual investment advisory fee from an amount equal to 0.75% of the Series' average net assets to its current fee of 1.0% of the Series' average net assets. The Advisory Contract has not been submitted to stockholders for approval since that date. The Advisory Contract was renewed by directors of the Fund (including a majority of directors who are not parties to the contract or interested persons of any such party) on February 6, 1998. The Advisory Contract will continue in effect until May 1, 1999, and from year to year thereafter providing such continuance is specifically approved by the vote of a majority of the Board of Directors of the Fund (including a majority of such directors who are not parties to the contract or interested persons of any such party) cast in person at a meeting specifically called for voting on such renewal.

   Under the Advisory Contract, the Investment Manager furnishes the Series with investment research and advice and an investment program. In addition, the Investment Manager provides for the compilation and maintenance of records relating to its duties as required by the rules and regulations of the Securities and Exchange Commission ("SEC"). The Advisory Contract provides that the Investment Manager may delegate its investment advisory duties to another investment adviser. No brokerage commissions were paid by the Fund to an affiliated broker for the year ended December 31, 1997.

   For its services, the Investment Manager receives from the Fund, on an annual basis, an amount equal to 1.0% of the average net assets of Series D, computed daily and payable monthly. The Investment Manager received from the Fund advisory fees of $2,834,657 during the fiscal year ended December 31, 1997.

   The Advisory Contract may be terminated without penalty at any time upon sixty days' notice by the Board of Directors of the Fund, by vote of the holders of a majority of the outstanding voting securities of the Series, or by the Investment Manager. The Contract is terminated automatically in the event of its assignment (as such term is defined in the Investment Company Act of 1940).

   The Investment Manager also serves as the Fund's administrative and transfer agent. For those services, the Investment Manager received from the Fund $418,521 and $3,887, respectively, during the year ended December 31, 1997.

                         EXISTING SUB-ADVISORY CONTRACT

   The  Investment  Manager  has  entered  into  a  Sub-Advisory  Contract  (the
"Existing Sub-Advisory Contract") with Lexington Global Asset Managers, Inc. ("Lexington") dated April 26, 1991. The Existing Sub-Advisory Contract was approved by stockholders on April 26, 1991, and has not been submitted to stockholders since that date.

   Pursuant to the Existing Sub-Advisory Contract, Lexington provides, subject to the Investment Manager's supervision, investment research and advice and an investment program, including decisions regarding which securities to purchase and sell and what portion of assets to hold uninvested. In addition, Lexington arranges for the purchase and sale of securities and other investments held by the Fund. For these sub-advisory services, Lexington receives from the Investment Manager an amount equal to 0.50% on an annual basis of the average net assets of the Series, calculated daily and payable monthly. During the fiscal year ended December 31, 1997, the Investment Manger paid Lexington $1,417,329 for sub-advisory services.

   The Board of Directors of the Fund approved continuance of the Existing Sub-Advisory Contract at the meeting of the Board held on February 6, 1998. The directors at that meeting noted they would continue to monitor the Series' performance under Lexington's investment management. At the Board of Directors meeting held on July 24, 1998, the Board of Directors considered the recommendation of the management of SMC that the Board of Directors terminate the Existing Sub-Advisory Contract and consider approval of a proposed sub-advisory agreement with Oppenheimer, as discussed below. The Board of Directors voted unanimously to terminate the Existing Sub-Advisory Agreement with Lexington, effective at the close of business on October 30, 1998, based upon the Board's dissatisfaction with the Series' investment performance under Lexington's management.

                         PROPOSED SUB-ADVISORY CONTRACT

   SMC proposes to enter into a sub-advisory contract (the "Sub-Advisory Contract") with Oppenheimer, a form of which is attached hereto as Exhibit "A." The Sub-Advisory Contract was proposed by SMC and was unanimously approved by the Board of Directors of the Fund (including a majority of such directors who are not parties to such contract or interested persons of any such party) on July 24, 1998. SMC proposed the Sub-Advisory Contract because it believes that the Sub-Adviser has expertise with respect to global securities that would be valuable in managing the Series' investments.

   Under the Sub-Advisory Contract, the Sub-Adviser would furnish the Series those services currently provided by Lexington, including investment research and advice in connection with the Series' investment in securities and effecting purchases and sales of portfolio securities, subject to the policies and control of the Board of Directors and the supervision of SMC. For its services, the Sub-Adviser will receive from SMC an annual fee equal to a percentage of the average daily closing value of the combined net assets of the Series and Security Equity Fund, Global Series, another series managed by SMC, computed on a daily basis as follows: 0.35% of the combined average daily net assets up to $300 million, plus 0.30% of such assets over $300 million up to $750 million and 0.25% of such assets over $750 million. Such fee shall be payable monthly. Under the terms of the Sub-Advisory Contract, the Sub-Adviser is not subject to any liability to the Fund or the Investment Manager connected with any services rendered under the Sub-Advisory Contract except by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of a breach of its duties under the Sub-Advisory Contract.

   The Sub-Adviser has agreed to pay its expenses in connection with providing the sub-advisory services, including any expenses associated with preparing annual reports for the Fund's Board of Directors and expenses of travel by employees of the Sub-Adviser in connection with such reports as well as any expenses that it may incur in communicating with SMC.

   Approval of the Sub-Advisory Contract will not increase or decrease any fee or expense paid by the Fund or its stockholders because all fees under the Sub-Advisory Contract are paid by SMC. The fees earned by SMC for providing advisory services to the Fund will be increased, however, because the fees of the Sub-Adviser pursuant to the Sub-Advisory Contract are less than those paid to Lexington pursuant to the Existing Sub-Advisory Contract.

   During the fiscal year ended December 31, 1997, the Fund paid SMC a total of $2,834,657 for services provided under the Advisory Contract. If the Sub-Advisory Contract had been in effect during the 1997 fiscal year, SMC would have paid the Sub-Adviser $985,126 for services provided under that contract compared to $1,417,329 paid to Lexington during 1997.

   It is expected that the Sub-Advisory Contract will become effective on November 2, 1998, provided that on the Meeting date it is approved by a majority vote of the holders of the outstanding voting securities of the Series. The contract will continue in force until November 1, 1999, and from year to year thereafter, provided such continuance is specifically approved by a majority of the Board of Directors of the Fund (including a majority of such directors who are not parties to the Sub-Advisory Contract or interested persons of any such party). The Sub-Advisory Contract may be terminated without penalty upon sixty days' written notice by either party or by vote of the Board of Directors or by vote of a majority of the holders of the outstanding voting securities of the Series. The Sub-Advisory Contract will automatically terminate in the event of the termination of the Advisory Contract between SMC and the Fund or in the event of its assignment.

   In recommending the approval of the Sub-Advisory Contract to the stockholders of the Series, the Board of Directors considered such factors as it deemed reasonably necessary and appropriate, including (1) the nature and quality of the services to be provided to the Series; (2) the fairness of the compensation of the Sub-Adviser; (3) the financial soundness of the Sub-Adviser to render all necessary services to the Series; (4) comparative industry advisory fee structures and expense ratios for the Series including, specifically, the relationship of the proposed advisory fee rates to those typically charged similar mutual funds; (5) the performance of a similar portfolio managed by the Sub-Adviser; and (6) the total fees paid by the Series, including 12b-1 plan fees. The Board gave equal weight to each of the above factors when considering approval of the contract. Based on the considerations above, the Board determined that: (1) Oppenheimer has the expertise to provide high-quality services to the Series; (2) the advisory fee rates paid by the Series and paid by SMC under the Sub-Advisory Contract are fair, and similar to those typically charged similar mutual funds; (3) the financial soundness of Oppenheimer is sufficient for Oppenheimer to render all necessary services to be provided under the Sub-Advisory Contract; and (4) approval of the Sub-Advisory Contract will not change the total fees paid by the Series because SMC pays all fees under the Sub-Advisory Contract.

   The Board of Directors of the Fund unanimously recommends approval of the Sub-Advisory Contract by a vote in favor of Proposal No. 1. In the event that the proposed contract is not approved, the Board of Directors will meet to consider whether to present another sub-advisory contract for approval.

                           THE PROSPECTIVE SUB-ADVISER

   Oppenheimer (including subsidiaries) currently manages investment companies, including other Oppenheimer funds, with assets of more than $85 billion as of August 31, 1998, and with more than 4 million stockholder accounts. Oppenheimer is a wholly-owned subsidiary of Oppenheimer Acquisition Corp. ("OAC"), a holding company owned in part by senior officers of Oppenheimer and controlled by Massachusetts Mutual Life Insurance Company ("MassMutual"). Oppenheimer and OAC are located at Two World Trade Center, New York, New York 10048. MassMutual is located at 1295 State Street, Springfield, Massachusetts 01111. OAC acquired Oppenheimer on October 22, 1990. No institution or person holds 5% or more of OAC's outstanding common stock except MassMutual. MassMutual has engaged in the life insurance business since 1851.

   The names and principal occupations of the executive officers and directors of Oppenheimer are as follows:

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NAME AND ADDRESS*         PRINCIPAL OCCUPATION
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Bridget A. Macaskill...   President, Chief Executive Officer and Director
Donald W. Spiro........   Chairman Emeritus and Director
James C. Swain.........   Vice Chairman
George Batejan.........   Executive Vice President
O. Leonard Darling.....   Executive Vice President
Craig Dinsell..........   Executive Vice President
Barbara Hennigar.......   Executive Vice President
James Ruff.............   Executive Vice President
Loretta McCarthy.......   Executive Vice President
Nancy Sperte...........   Executive Vice President
Andrew J. Donohue......   Executive Vice President, General Counsel and Director
Robert C. Doll.........   Executive Vice President and Director
Jeremy Griffiths.......   Executive Vice President and Chief Financial Officer
George C. Bowen........   Senior Vice President and Treasurer
Charles Albers.........   Senior Vice President
Peter M. Antos.........   Senior Vice President
Victor Babin...........   Senior Vice President
Robert A. Densen.......   Senior Vice President
Ronald H. Fielding.....   Senior Vice President
Robert B. Grill........   Senior Vice President
Thomas W. Keffer.......   Senior Vice President
John S. Kowalik........   Senior Vice President
David Negri............   Senior Vice President
Robert E. Patterson....   Senior Vice President
Russell Read...........   Senior Vice President
Richard Rubinstein.....   Senior Vice President
Arthur Steinmetz.......   Senior Vice President
Ralph Stellmacher......   Senior Vice President
John Stoma.............   Senior Vice President
Jerry A. Webman........   Senior Vice President
William L. Wilby.......   Senior Vice President
Robert G. Zack.........   Senior Vice President
Arthur J. Zimmer.......   Senior Vice President
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*These officers are located at one of the four offices of Oppenheimer: Two World
 Trade Center, New York, New York 10048; 6803 South Tucson Way, Englewood, Colorado 80112; 350 Linden Oaks, Rochester, New York 14625 and One Financial Plaza, 755 Main Street, Hartford, Connecticut 06103.
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   No officer or director of the Fund is an officer, employee or director of the Sub-Adviser. No officer or director of the Fund owns any securities of, or has any other material direct or indirect interest in, the Sub-Adviser or any of its affiliates. No director of the Fund has any direct or indirect material interest in any material transactions since January 1, 1998, or in any material proposed transactions, to which the Sub-Adviser, any parent or subsidiary of the Sub-Adviser, or any subsidiary of the parent of such entities was or is to be a party. There is no arrangement or understanding in connection with the Sub-Advisory Contract with respect to the composition of the Board of Directors of the Fund or of the Sub-Adviser, or with respect to the selection or appointment of any person to any office of either such company.

   The Sub-Adviser acts as adviser for the portfolios of registered investment companies with investment objectives similar to the Fund's investment objective of seeking long-term growth of capital primarily through investment in common stocks and equivalents of companies domiciled in foreign countries and the United States. Set forth below are the names of such funds, together with information concerning the funds' net assets and the fees paid to the Sub-Adviser for its services.

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                                                         NET ASSETS
                                 RELATIONSHIP            (MILLIONS)                                                   FEE WAIVERS OR
FUND NAME                       OF SUB-ADVISER          AS OF 6-30-98            ANNUAL RATE OF COMPENSATION          REIMBURSEMENTS
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Oppenheimer Quest            Investment Adviser(1)            $494.1      .75% on the first $400 million                   N/A
Global Value                                                              .70% on the next $400 million and
Fund, Inc.                                                                .65% on the net assets in excess of
                                                                             $800 million
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Oppenheimer                   Investment Adviser              $390.9      .80% on the first $250 million                   N/A
International                                                             .77% on the next $250 million
Growth Fund                                                               .75% on the next $500 million
                                                                          .69% on the next $1 billion and
                                                                          .67% on the net assets in excess of
                                                                             $2 billion
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Oppenheimer Variable          Investment Adviser            $1,136.5      .75% on the first $200 million                   N/A
Accounts Funds/                                                           .72% of the next $200 million
Oppenheimer Global                                                        .69% of the next $200 million
Securities Fund                                                           .66% of the next $200 million
                                                                          .60% of net assets in excess of
                                                                             $800 million
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Oppenheimer                   Investment Adviser               $53.9      1.00% of the first $250 million                  N/A
Developing                                                                .95% of the next $250 million
Markets Fund                                                              .90% of the next $500 million
                                                                          .85% of net assets in excess of
                                                                             $1 billion
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Oppenheimer                   Investment Adviser               $12.4      .80% of the first $250 million                   N/A
International                                                             .77% of the next $250 million
Small Company Fund                                                        .75% of the next $500 million
                                                                          .69% of the next $1 billion
                                                                          .67% of net assets in excess of
                                                                             $2 billion
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Panorama Series Fund,        Investment Adviser(2)            $100.1      the annual rates are:                            N/A
Inc./International                                                        1.00% of the average daily net assets
Equity Portfolio                                                             up to $250 million
                                                                          .90% of average daily net assets over
                                                                             $250 million
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Oppenheimer Global Fund       Investment Adviser            $4,704.2      .80% of the first $250 million                   N/A
                                                                          .77% of the next $250 million
                                                                          .75% of the next $500 million
                                                                          .69% of the next $1.0 billion
                                                                          .67% of the next $1.5 billion
                                                                          .65% of the next $2.5 billion and
                                                                          .63% of net assets in excess of
                                                                             $6.0 billion
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Atlas Assets, Inc./              Sub-Adviser                   $45.0      .35% of the first $50 million                    N/A
Atlas Global Growth Fund                                                  .30% of the next $50 million
                                                                          .25% of net assets in excess of
                                                                             $100 million
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1  Oppenheimer  pays an annual fee to OpCap Advisors (the  subadviser)  for  Oppenheimer  Quest Global Value Fund, Inc. based on the average daily net assets of Oppenheimer  Quest Global Value Fund, Inc. ("Fund") equal to 40% of the advisory fee collected by the
   Investment  Adviser based on the net assets of the Fund as of  November 22,  1995 (the "Base  Amount") plus 30% of the investment advisory fee collected by the Investment Adviser based on the net assets of the Fund that exceed that amount.

2  Oppenheimer  pays  an  annual  fee  to   Babson-Stewart   Ivory   International   (the  subadviser)  for  Panorama  Series  Fund,
   Inc./International  Equity  Portfolio  based on the average daily net assets of the  International  Equity  Portfolio of Panorama
   Series Fund, Inc.: .75% of the first $10 million,  .625% of the next $15 million,  .50% of the next $25 million and .375% of such assets in excess of $50 million.
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                                 PROPOSAL NO. 2
                TO APPROVE CHANGES TO THE FUNDAMENTAL INVESTMENT
                            LIMITATIONS OF THE SERIES

   Certain investment limitations of the Series are matters of fundamental policy and may not be changed without the approval of the Series' stockholders. The Investment Manager has recommended to the Board of Directors that certain fundamental investment limitations of the Series be amended as set forth below. The Investment Manager believes that the proposed changes reflect more modern investment practices and will more closely conform to the investment policies of other mutual funds managed by the Sub-Adviser. The changes will allow the Sub-Adviser to manage the Series' investments in a more streamlined and efficient manner. The Investment Manager plans to make conforming changes to the fundamental investment policies and limitations of the other funds under its management to further streamline its investment and compliance processes. The Board of Directors believes that the proposal is in the best interests of the Series' stockholders.

   The Investment Manager believes that increased standardization of fundamental investment policies and limitations will promote operational efficiencies and facilitate monitoring of compliance with fundamental policies. Adoption of the revised limitations will contribute to the overall objectives of standardization and in some cases, will give the Series the flexibility to change its investment methods in the future without stockholder approval, provided that the Board of Directors approves any such change. Set forth below are each of the proposed changes. Stockholders have the option to approve all, some or none of the proposed changes.

                                PROPOSAL NO. 2(A)
                 TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION
                             CONCERNING UNDERWRITING

   The Series currently is subject to a fundamental investment limitation concerning underwriting, and the Investment Manager recommends a change in the fundamental limitation. The current and proposed fundamental investment limitations are set forth below.

------------------------    ----------------------------------------------------
         Current                                  Proposed
------------------------    ----------------------------------------------------
No Series may underwrite    No  Series  may  act as  underwriter  of  securities
securities    of   other    issued  by  others,  except to the  extent  that the
issuers.                    Series may be considered an  underwriter  within the
                            meaning  of  the  Securities  Act  of  1933  in  the
                            disposition of restricted securities.
------------------------    ----------------------------------------------------

   The primary purpose of the proposed amendment is to clarify that the Series is not prohibited from selling restricted securities if, as a result of such sale, the Series is considered an underwriter under federal securities laws and to revise the Series' fundamental limitation on underwriting so that it conforms to a limitation which is expected to become standard for all funds managed by the Investment Manager. Restricted securities are securities which have not been registered under the Securities Act of 1933 and are also referred to as private placements. Restricted securities are purchased directly from the issuer or in the secondary market, subject to certain limitations on resale which could result in delays in the disposition of such securities. While the proposed change will have no current impact on the Series, adoption of the proposed standardized fundamental investment limitation will advance the goals of standardization discussed above. The Board of Directors unanimously recommends that stockholders vote FOR Proposal No. 2(a). If this Proposal No. 2(a) is approved by stockholders, the new fundamental underwriting limitation cannot be changed without a future vote of stockholders.

                                PROPOSAL NO. 2(B)
                 TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION
                              CONCERNING BORROWING

   The Series currently is subject to a fundamental investment limitation concerning borrowing, and the Investment Manager recommends a change in the fundamental investment limitation and adoption of an operating policy that may be changed without a vote of stockholders. The current and proposed fundamental investment limitations and proposed operating policy are set forth below.

------------------------    ----------------------------------------------------
         Current                                  Proposed
------------------------    ----------------------------------------------------
No  Series   may  borrow    No  Series  may  borrow  in excess of 33 1/3% of its
money or securities  for    total assets.
any purposes except that
borrowing up to 5% of As an operating policy, no Series may borrow money the Series' total assets or securities for any purpose except that borrowing from commercial banks is up to 5% of the Series' total assets from commercial permitted for emergency banks is permitted for emergency or temporary
or temporary purposes.      purposes.
------------------------    ----------------------------------------------------

   The primary purpose of the proposed change to the fundamental investment limitation concerning borrowing is to conform it to a limitation that is expected to become standard for all funds managed by the Investment Manager. If the proposal is approved, the amended fundamental borrowing limitation cannot be changed without a future vote of stockholders. The amended non-fundamental operating policy could be changed upon the vote of the Board of Directors.

   Adoption of the proposed amendment is not expected to affect the way the Series is managed, the investment performance of the Series, or the securities or instruments in which the Series invests.

   The increase in the permissible level of borrowing would allow the Board of Directors to amend the non-fundamental policy in the future to allow the Series to engage in leveraging. Leveraging is a speculative investment technique which consists of purchasing securities with borrowed funds. There are risks associated with purchasing securities while borrowings are outstanding, including a possible reduction of income and increased fluctuation of net asset value per share. Interest on money borrowed is an expense the Series would not otherwise incur, so that it may have little or no net investment income during periods of substantial borrowings. Borrowing for investment therefore increases both investment opportunity and risk. While the Series has no current intention to purchase securities while borrowings equal to 5% of its total assets are outstanding, the flexibility to do so may be beneficial to the Series at a future date.

   The proposed change will have no current impact on the Series. However, adoption of a standardized fundamental investment policy will facilitate investment compliance efforts and will enable the Series to respond more promptly if circumstances suggest such a change in the future.

   The Board of Directors  recommends  that  stockholders  vote FOR Proposal No.
2(b).

                                PROPOSAL NO. 2(C)
                 TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION
                               CONCERNING LENDING

   The Series currently is subject to a fundamental investment limitation concerning lending, and the Investment Manager recommends a change in the fundamental investment limitation and adoption of a non-fundamental operating policy that may be changed without a vote of stockholders. The current and proposed fundamental investment limitations and proposed operating policy are set forth below.

------------------------    ----------------------------------------------------
         Current                                  Proposed
------------------------    ----------------------------------------------------
No Series may make loans    No Series  may lend any  security  or make any other
to other persons, except loan if, as a result, more than 33 1/3% of the by entry into repurchase Series' total assets would be lent to other parties, agreements or by the except (i) through the purchase of a portion of an purchase, upon original issue of debt securities in accordance with its issuance or otherwise, investment objective and policies, or (ii) by of a portion of an issue engaging in repurchase agreements with respect to
of publicly  distributed    portfolio securities.
bonds, notes, debentures
or other securities.        As  an  operating   policy,   the  Series  does  not
                            currently   intend  to  lend   assets   other   than
                            securities to other parties.  (This  limitation does
                            not  apply to  purchases  of debt  securities  or to
                            repurchase agreements.)
------------------------    ----------------------------------------------------

   This proposal if adopted will affect the way in which the Series is managed in that it will allow the Series to engage in securities lending. Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis. The collateral received would consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under the Series' investment program. While the securities loans are outstanding, the Series would continue to receive the equivalent of the interest or dividends paid by the issuer of the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Series would have a right to call each loan and obtain the securities within the period of time which coincides with the normal settlement time period for purchases and sales of such securities in their respective markets. The Series would not have the right to vote securities while they are being lent, but it would call a loan in anticipation of any important vote.

   The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans would be made only to firms deemed by the Investment Manager or Sub-Adviser to be creditworthy and would not be made unless, in the judgment of the Investment Manager or the Sub-Adviser, the consideration to be earned from such loans would justify the risk.

   In addition to the potential benefits of securities lending,  the adoption of
standardized   investment  policies  as  proposed  will  advance  the  goals  of investment limitation standardization.

   The Board of Directors therefore unanimously recommends that stockholders vote FOR Proposal No. 2(c).

                                PROPOSAL NO. 2(D)
          TO ELIMINATE THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING
                 MARGIN PURCHASES OF SECURITIES AND SHORT SALES

   The Series currently is subject to a fundamental investment limitation concerning margin purchases of securities and short sales, and the Investment Manager recommends that stockholders approve the elimination of this fundamental investment limitation. If the proposal is approved, the Directors intend to replace the current fundamental investment limitation with a non-fundamental operating policy which could be changed without a vote of stockholders. The current fundamental investment limitation and proposed operating policy are set forth below.

------------------------    ----------------------------------------------------
         Current                                  Proposed
------------------------    ----------------------------------------------------
No Series may effect As an operating policy, the Series does not short sales of currently intend to sell securities short, unless it securities or buy owns or has the right to obtain securities securities on margin equivalent in kind and amount to the securities sold (except such short-term short, and provided that transactions in futures
credits as are necessary    contracts  and options are not deemed to  constitute
for the clearance of selling securities short. In addition, the Series portfolio transactions). does not currently intend to purchase securities on margin,  except  that the  Series  may  obtain  such
                            short-term   credits  as  are   necessary   for  the
                            clearance of transactions,  and provided that margin
                            payments in  connection  with futures  contracts and
                            options on futures  contracts  shall not  constitute
                            purchasing securities on margin.
------------------------    ----------------------------------------------------

   In a short sale, an investor sells a borrowed security and has a corresponding obligation to the lender to return the identical security. In an investment technique known as a short sale "against the box," an investor sells short while owning the same securities in the same amount, or having the right to obtain equivalent securities. The investor could have the right to obtain equivalent securities, for example, through its ownership of warrants, options, or convertible bonds. If the Fund sells securities short, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises.

   Margin purchases involve the purchase of securities with money borrowed from a broker. "Margin" is the cash or eligible securities that the borrower places with a broker as collateral against the loan. The Series' current fundamental investment policy prohibits the Series from purchasing securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions. Policies of the SEC also allow mutual funds to purchase securities on margin for initial and variation margin payments made in connection with the purchase and sale of futures contracts and options on futures contracts. With these exceptions, mutual funds are prohibited from entering into most types of margin purchases by applicable SEC policies. The proposed non-fundamental operating policy includes these exceptions.

   Elimination of the Series' fundamental investment policy on short selling and margin purchases is unlikely to affect the Series' investment techniques at this time. If the proposal is approved, however, the Board of Directors would be able to change the proposed operating policy in the future, without a vote of stockholders. In the event of a change in federal regulatory requirements, the Series may alter its investment practices in the future. The Board of Directors believes that efforts to standardize operating policy will facilitate the Investment Manager's investment compliance and are in the best interests of stockholders.

   The Board of Directors therefore unanimously recommends that stockholders vote FOR Proposal No. 2(d).

                                PROPOSAL NO. 2(E)
          TO ELIMINATE THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING
                    INVESTMENT IN OTHER INVESTMENT COMPANIES

   The Series currently is subject to a fundamental investment limitation concerning investment in securities of other investment companies, and the Investment Manager recommends that stockholders approve the elimination of this fundamental investment limitation. If the proposal is approved, the Directors intend to replace the current fundamental investment limitation with a non-fundamental operating policy which could be changed without a vote of stockholders. The current fundamental investment limitation and proposed operating policy are set forth below.

------------------------    ----------------------------------------------------
         Current                                  Proposed
------------------------    ----------------------------------------------------
No Series may invest in As an operating policy, the Series may not, except securities of other in connection with a merger, consolidation,
investment companies.       acquisition,   or  reorganization,   invest  in  the
                            securities of other investment companies,  including
                            investment   companies  advised  by  the  Investment
                            Manager,  if,  immediately  after such  purchase  or
                            acquisition,  more  than  10%  of the  value  of the
                            Series'  total  assets  would  be  invested  in such
                            securities, more than 5% of the value of the Series'
                            total assets would be invested in the  securities of
                            any one investment  company, or the Series would own
                            more than 3% of the total  outstanding  voting stock
                            of another investment company.
------------------------    ----------------------------------------------------

   Elimination of the above fundamental limitation is not expected to have a significant impact on the Series' investment practices, although the Series may invest from time to time in shares of money market funds which offer a convenient way to invest the Series' idle cash. To the extent that the Series invests in shares of other investment companies, it will have the effect of requiring stockholders to pay the operating expenses of two mutual funds.

   The Board of Directors  recommends  that  stockholders  vote FOR Proposal No.
2(e).

                                PROPOSAL NO. 2(F)
                 TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION
             REGARDING OWNING, BUYING, SELLING OR OTHERWISE DEALING
                     IN COMMODITIES OR COMMODITIES CONTRACTS

   The Series currently is subject to a fundamental investment limitation concerning investment in commodities or commodities contracts and the Investment Manager recommends a change in the fundamental investment limitation. The current and proposed fundamental investment limitations are set forth below.

------------------------    ----------------------------------------------------
         Current                                  Proposed
------------------------    ----------------------------------------------------
No Series may own,  buy,    No Series may invest in commodities,  except that as
sell or otherwise deal consistent with its investment objective and in commodities or policies, a Series may: (a) purchase and sell commodities contracts. options, forward contracts and futures contracts,
                            including  without   limitation  those  relating  to
                            indices;  (b)  purchase  and sell options on futures
                            contracts  or  indices;  and (c)  purchase  publicly
                            traded  securities  of  companies  engaging  in such
                            activities.
------------------------    ----------------------------------------------------

   The Series has interpreted the fundamental policy limitation concerning commodities to allow investment in financial futures contracts and options thereon. The proposed amendment of this fundamental policy limitation modernizes the language to reflect this interpretation but does not change the Series' approach to investing in commodities. The Series does not intend to engage in the selling of commodities such as pork, corn and wheat futures or related commodity contracts other than financial instruments.

   The Board of Directors  recommends  that  stockholders  vote FOR Proposal No.
2(f).

   The Board of Directors believes that all of the proposed changes to the fundamental investment limitations of the Series, as set forth in Proposal No. 2, are in the best interests of stockholders and unanimously recommends voting FOR all of the changes set forth in Proposal No. 2. Each change that is approved by stockholders will become effective upon the conclusion of the Meeting and the investment limitations will be as described above and set forth in Exhibit B. For any change that is not approved, the Series' current investment limitation, as set forth in the applicable sub-portion of Proposal 2, will remain unchanged.

          MORE INFORMATION ABOUT THE INVESTMENT MANAGER AND UNDERWRITER

   SBL Fund serves as the underlying investment vehicle for the following variable insurance products currently issued by Security Benefit Life Insurance Company ("SBL"): Variflex, Variflex ES, Variflex LS, Variflex Signature and Security Elite Benefit. Security Distributors, Inc., 700 SW Harrison Street, Topeka, Kansas 66636-0001, is the principal underwriter of the foregoing variable insurance products. Security Distributors, Inc. is a wholly-owned subsidiary of Security Benefit Group, Inc., a holding company wholly-owned by SBL. The Investment Manager is a wholly-owned subsidiary of SBL, which is wholly-owned by Security Benefit Mutual Holding Company.

   The principal occupations, and positions with SMC and the Fund, of the principal executive officer and each officer and director of SMC are as follows:

------------------------------------------------------------------------------------------------------------------------------------
NAME AND ADDRESS*            PRINCIPAL OCCUPATION                                   POSITION WITH SMC            POSITION WITH FUND
------------------------------------------------------------------------------------------------------------------------------------
James R. Schmank**           President and Managing Member Representative           President and Managing       Vice President
                             of SMC                                                 Member Representative        and Director
------------------------------------------------------------------------------------------------------------------------------------
John D. Cleland              Senior Vice President and Managing Member              Senior Vice President        President and
                             Representative of SMC                                  and Managing Member          Director
                                                                                    Representative
------------------------------------------------------------------------------------------------------------------------------------
Donald A. Chubb, Jr.         Business broker, Griffith & Blair Realtors             None                         Director
2222 SW 29th Street
Topeka, KS 66611
------------------------------------------------------------------------------------------------------------------------------------
Penny A. Lumpkin             Vice President, Palmer Companies (Wholesalers,         None                         Director
3616 Canterbury Town Road    Retailers and Developers) and Bellairre Shopping
Topeka, KS 66610             Center (Leasing and Shopping Center Management);
                             Secretary-Treasurer, Palmer News, Inc. (Wholesale
                             Distributors)
------------------------------------------------------------------------------------------------------------------------------------
Mark L. Morris, Jr.          Retired; Former General Partner, Mark Morris           None                         Director
5500 SW 7th Street           Associates (Veterinary Research and Education)
Topeka, KS 66606
------------------------------------------------------------------------------------------------------------------------------------
Maynard F. Oliverius         President and Chief Executive Officer,                 None                         Director
1500 SW 10th Avenue          Stormone-Vail Health Care
Topeka, KS 66604
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Young                Vice President, SMC; Second Vice President,            Vice President               Vice President
                             Security Benefit Group, Inc. and Security
                             Benefit Life Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
Jane A. Tedder               Vice President and Senior Economist, SMC;              Vice President and           Vice President
                             Vice President, Security Benefit Group, Inc.           Senior Economist
                             and Security Benefit Life Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
Amy J. Lee                   Secretary, SMC; Vice President, Associate              Secretary                    Secretary
                             General Counsel and Assistant Secretary,
                             Security Benefit Group, Inc. and Security
                             Benefit Life Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
Terry A. Milberger           Senior Vice President and Senior Portfolio Manager,    Senior Vice President and    Vice President
                             SMC; Senior Vice President, Security Benefit Group,    Senior Portfolio Manager
                             Inc. and Security Benefit Life Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
Cindy L. Shields             Vice President and Portfolio Manager, SMC;             Vice President and           Vice President
                             Assistant Vice President, Security Benefit Group,      Portfolio Manager
                             Inc. and Security Benefit Life Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
James P. Schier              Assistant Vice President and Portfolio Manager,        Assistant Vice President     Vice President
                             SMC; Assistant Vice President, Security Benefit        and Portfolio Manager
                             Group, Inc. and Security Benefit Life Insurance
                             Company
------------------------------------------------------------------------------------------------------------------------------------
Steven M. Bowser             Second Vice President and Portfolio Manager, SMC;      Second Vice President        Vice President
                             Second Vice President, Security Benefit Group, Inc.    and Portfolio Manager
                             and Security Benefit Life Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
Thomas A. Swank              Vice President and Portfolio Manager, SMC; Vice        Vice President and           Vice President
                             President, Security Benefit Group, Inc. and            Portfolio Manager
                             Security Benefit Life Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
Michael A. Petersen          Vice President and Senior Portfolio Manager, SMC;      Vice President and Senior    Vice President
                             Vice President, Security Benefit Group, Inc. and       Portfolio Manager
                             Security Benefit Life Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
David Eshnaur                Assistant Vice President and Portfolio Manager,        Assistant Vice President     Vice President
                             SMC; Assistant Vice President, Security Benefit        and Portfolio Manager
                             Group, Inc. and Security Benefit Life Insurance
                             Company
------------------------------------------------------------------------------------------------------------------------------------
Brenda M. Harwood            Assistant Vice President and Treasurer, SMC;           Assistant Vice President     Treasurer
                             Assistant Vice President, Security Benefit Group,      and Treasurer
                             Inc. and Security Benefit Life Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
Christopher D. Swickard      Assistant Secretary, SMC; Assistant Vice President     Assistant Secretary          Assistant Secretary
                             and Assistant Counsel, Security Benefit Group, Inc.
                             and Security Benefit Life Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
 *All located at 700 Harrison, Topeka, KS 66636 unless otherwise noted.
**Principal executive officer
------------------------------------------------------------------------------------------------------------------------------------

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

   No director or "named executive officer" of the Fund beneficially owned any shares of common stock of the Fund as of June 30, 1998.

                              STOCKHOLDER PROPOSALS

   Unless otherwise required under the Investment Company Act of 1940, ordinarily it will not be necessary for the Fund to hold annual meetings of stockholders. Stockholder proposals must be received at least 120 days prior to the next meeting of stockholders, whenever held, for inclusion in the Fund's proxy statement and form of proxy relating to the meeting.

                                  OTHER MATTERS

   The audited financial statements of the Fund are found in the Annual Report for the fiscal year ended December 31, 1997, which was mailed to stockholders on or about March 1, 1998.

   The Board of Directors of the Fund is not aware of any other matters to come before the Meeting or any adjournments thereof other than those specified herein. If any other matters should come before the Meeting, it is intended that the persons named as proxies in the enclosed form(s) of proxy, or their substitutes, will vote the proxy in accordance with their best judgment on such matters.

                                           By order of the Board of Directors of
                                                                       SBL Fund,
                                                                      AMY J. LEE
                                                                       Secretary

                                   EXHIBIT A

                             SUB-ADVISORY AGREEMENT

   THIS   AGREEMENT   is  made   and   entered   into  on  this   ____   day  of
_____________________, 1998 between SECURITY MANAGEMENT COMPANY, LLC (the "Adviser"), a Kansas limited liability company, registered under the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"), and
OPPENHEIMERFUNDS, INC. (the "Subadviser"), a Colorado corporation registered under the Investment Advisers Act.

                                   WITNESSETH:

   WHEREAS, SBL Fund, a Kansas corporation, is registered with the Securities and Exchange Commission (the "Commission") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act");

   WHEREAS, SBL Fund has, pursuant to an Advisory Agreement with the Adviser (the "Advisory Agreement"), retained the Adviser to act as investment adviser for and to manage its assets;

   WHEREAS, the Advisory Agreement permits the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, subject to the requirements of the Investment Company Act; and

   WHEREAS, the Adviser desires to retain the Subadviser as subadviser for Series D (the "Fund") of SBL Fund to act as investment adviser for and to manage the Fund's Investments (as defined below) and the Subadviser desires to render such services.

   NOW, THEREFORE, the Adviser and Subadviser do mutually agree and promise as follows:

   1. APPOINTMENT AS SUBADVISER. The Adviser hereby retains the Subadviser to act as investment adviser for and to manage certain assets of the Fund subject to the supervision of the Adviser and the Board of Directors of SBL Fund and subject to the terms of this Agreement; and the Subadviser hereby accepts such employment. In such capacity, the Subadviser shall be responsible for the Fund's Investments. The Subadviser shall not be responsible for any services to the Fund or to bear any expenses other than those delineated in this Agreement.

   2. DUTIES OF SUBADVISER.

      (a) INVESTMENTS. The Subadviser is hereby authorized and directed and hereby agrees, subject to the stated investment policies and restrictions of the Fund as set forth in its prospectus and statement of additional information as currently in effect and as supplemented or amended from time to time (collectively referred to hereinafter as the "Prospectus") and subject to the directions of the Adviser and SBL Fund's Board to purchase, hold and sell investments for the account of the Fund (hereinafter "Investments") and to monitor on a continuous basis the performance of such Investments. The Subadviser shall give the Fund the benefit of its best efforts in rendering its services as Subadviser. The Subadviser may contract with or consult with such banks, other securities firms, brokers or other parties, without additional expense to the Fund, as it may deem appropriate regarding investment advice, research and statistical data, clerical assistance or otherwise.

      (b) BROKERAGE. The Subadviser is authorized, subject to the supervision of the Adviser and SBL Fund's Board to establish and maintain accounts on behalf of the Fund with, and place orders for the purchase and sale of the Fund's Investments with or through, such persons, brokers or dealers as Subadviser may select which may include, to the extent permitted by the Adviser and SBL Fund, brokers or dealers affiliated with the Subadviser, and negotiate commissions to be paid on such transactions. The Subadviser agrees that in placing such orders it shall attempt to obtain best execution, provided that, the Subadviser may, on behalf of the Fund, pay brokerage commissions to a broker which provides brokerage and research services to the Subadviser in excess of the amount another broker would have charged for effecting the transaction, provided (i) the Subadviser determines in good faith that the amount is reasonable in relation to the value of the brokerage and research services provided by the executing broker in terms of the particular transaction or in terms of the Subadviser's overall responsibilities with respect to the Fund and the accounts as to which the Subadviser exercises investment discretion, (ii) such payment is made in compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended, and any other applicable laws and regulations, and (iii) in the opinion of the Subadviser, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. In reaching such determination, the Subadviser will not be required to place or attempt to place a specific dollar value on the brokerage and/or research services provided or being provided by such broker. It is recognized that the services provided by such brokers may be useful to the Subadviser in connection with the Subadviser's services to other clients. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients. The Subadviser will report on such allocations at the request of the Adviser, SBL Fund or SBL Fund's Board providing such information as the number of aggregated trades to which the Fund was a party, the broker(s) to whom such trades were directed and the basis of the allocation for the aggregated trades. Subject to the foregoing provisions of this subsection 2(b), the Subadviser may also consider sales of fund shares and shares of other investment companies managed by the Subadviser or its affiliates as a factor in the selection of brokers or dealers for the Fund's portfolio transactions.

      (c) SECURITIES TRANSACTIONS. The Subadviser and any affiliated person of the Subadviser will not purchase securities or other instruments from or sell securities or other instruments to the Fund ("Principal Transactions"); PROVIDED, HOWEVER, the Subadviser may enter into a Principal Transaction with the Fund if (i) the transaction is permissible under applicable laws and regulations, including, without limitation, the Investment Company Act and the Investment Advisers Act and the rules and regulations promulgated thereunder, and (ii) the transaction or category of transactions receives the express written approval of the Adviser.

          The Subadviser agrees to observe and comply with Rule 17j-1 under the Investment Company Act and its Code of Ethics, as the same may be amended from time to time. The Subadviser agrees to provide the Adviser and SBL Fund with a copy of such Code of Ethics.

      (d) BOOKS AND RECORDS. The Subadviser will maintain all books and records required to be maintained pursuant to the Investment Company Act and the rules and regulations promulgated thereunder solely with respect to transactions made by it on behalf of the Fund including, without limitation, the books and records required by Subsections (b)(1), (5), (6), (7), (9),
   (10) and (11) and Subsection (f) of Rule 31a-1 under the Investment Company Act and shall timely furnish to the Adviser all information relating to the Subadviser's services hereunder needed by the Adviser to keep such other books and records of the Fund required by Rule 31a-1 under the Investment Company Act. The Subadviser will also preserve all such books and records for the periods prescribed in part (e) of Rule 31a-2 under the Investment Company Act, and agrees that such books and records shall remain the sole property of the Fund and shall be immediately surrendered to the Fund upon request. The Subadviser further agrees that all books and records maintained hereunder shall be made available to the Fund or the Adviser at any time upon reasonable request and notice, including telecopy, during any business day.

      (e) INFORMATION CONCERNING INVESTMENTS AND SUBADVISER. From time to time as the Adviser or the Fund may request, the Subadviser will furnish the requesting party reports on portfolio transactions and reports on Investments held in the portfolio, all in such detail as the Adviser or SBL Fund may reasonably request. The Subadviser will make available its officers and employees to meet with SBL Fund's Board of Directors at SBL Fund's principal place of business on due notice (but no more than once in any 12-month period) to review the Investments of the Fund.

          The Subadviser will also provide such information as is customarily provided by a subadviser and may be required for the Fund or the Adviser to comply with their respective obligations under applicable laws, including, without limitation, the Internal Revenue Code of 1986, as amended (the "Code"), the Investment Company Act, the Investment Advisers Act, the Securities Act of 1933, as amended (the "Securities Act") and any state securities laws, and any rule or regulation thereunder.

      (f)  CUSTODY  ARRANGEMENTS.   The  Subadviser  shall  provide  the  Fund's
   custodian, on each business day with information relating to all transactions concerning the Fund's assets.

      (g) COMPLIANCE WITH APPLICABLE LAWS AND GOVERNING DOCUMENTS. In all matters relating to the performance of this Agreement, the Subadviser and its directors, officers, partners, employees and interested persons shall act in conformity with SBL Fund's Articles of Incorporation, By-Laws, and currently effective registration statement and with the written instructions and directions of SBL Fund's Board and the Adviser, and shall comply with the requirements of the Investment Company Act, the Investment Advisers Act, the Commodity Exchange Act, the rules thereunder, and all other applicable federal and state laws and regulations.

          In carrying out its obligations under this Agreement, the Subadviser shall ensure that the Fund complies with all applicable statutes and regulations necessary to qualify the Fund as a Regulated Investment Company under Subchapter M of the Code (or any successor provision), and shall notify the Adviser immediately upon having a reasonable basis for believing that the Fund has ceased to so qualify or that it might not so qualify in the future.

          The Adviser has furnished the Subadviser with copies of each of the following documents and will furnish the Subadviser at its principal office all future amendments and supplements to such documents, if any, as soon as practicable after such documents become available: (i) the Articles of Incorporation of SBL Fund, (ii) the By-Laws of SBL Fund, (iii) SBL Fund's registration statement under the Investment Company Act and the Securities Act of 1933, as amended, as filed with the Commission, and (iv) any written instructions of the SBL Fund Board and the Adviser.

      (h) VOTING OF PROXIES. The Subadviser shall direct the custodian as to how to vote such proxies as may be necessary or advisable in connection with any matters submitted to a vote of shareholders of securities held by the Fund.

   3. INDEPENDENT CONTRACTOR. In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent SBL Fund or the Adviser in any way or otherwise be deemed an agent of SBL Fund or the Adviser.

   4. COMPENSATION. The Adviser shall pay to the Subadviser, for the services rendered hereunder, an annual fee equal to a percentage of the average daily closing value of the combined net assets of the Fund and Global Series of Security Equity Fund, computed on a daily basis and payable monthly, as follows:
0.35 percent of such assets up to $300 million, plus 0.30 percent of such assets over $300 million up to $750 million and 0.25 percent of such assets over $750 million. If this Agreement shall be effective for only a portion of a year, then the Subadviser's compensation for said year shall be prorated for such portion. For purposes of this paragraph 4, the value of the net assets of the Fund shall be computed in the same manner at the end of the business day as the value of such net assets is computed in connection with the determination of the net asset value of the Fund's shares as described in the Fund's Prospectus. Payment of the Subadviser's compensation for the preceding month shall be made as promptly as possible after the end of each month.

   5. EXPENSES. The Subadviser shall bear all expenses incurred by it in connection with its services under this Agreement and will, from time to time, at its sole expense employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties hereunder. However, the Subadviser shall not assign or delegate any of its investment management duties under this Agreement without the approval of the Adviser and SBL Fund's Board.

   6. REPRESENTATIONS AND WARRANTIES OF SUBADVISER. The Subadviser represents and warrants to the Adviser and the Fund as follows:

      (a) The Subadviser is registered as an investment adviser under the Investment Advisers Act;

      (b) The Subadviser will immediately notify the Adviser of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Investment Company Act;

      (c) The Subadviser has registered as a commodities trading advisor under the CEA with the Commodity Futures Trading Commission (the "CFTC");

      (d) The Subadviser is a corporation duly organized and validly existing under the laws of the State of Colorado with the power to own and possess its assets and carry on its business as it is now being conducted;

      (e) The execution, delivery and performance by the Subadviser of this Agreement are within the Subadviser's powers and have been duly authorized by all necessary action on the part of its shareholders, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Subadviser for the execution, delivery and performance by the Subadviser of this Agreement, and the execution, delivery and performance by the Subadviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Subadviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Subadviser;

      (f) This Agreement is a valid and binding agreement of the Subadviser;

      (g) The Form ADV of the Subadviser previously provided to the Adviser is a true and complete copy of the form filed with the Commission and the information contained therein is accurate and complete in all material respects as of its filing date, and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

   7. NON-EXCLUSIVITY. The services of the Subadviser with respect to the Fund are not deemed to be exclusive, and the Subadviser and its officers shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities.

   8. REPRESENTATIONS AND WARRANTIES OF ADVISER. The Adviser represents and warrants to the Subadviser as follows:

      (a) The Adviser is registered as an investment adviser under the Investment Advisers Act;

      (b) The Adviser has filed a notice of exemption pursuant to Rule 4.14 under the CEA with the Commodity Futures Trading Commission (the "CFTC") and the National Futures Association;

      (c) The Adviser is a limited liability company duly organized and validly existing under the laws of the State of Kansas with the power to own and possess its assets and carry on its business as it is now being conducted;

      (d) The execution, delivery and performance by the Adviser of this Agreement and the Advisory Agreement are within the Adviser's powers and have been duly authorized by all necessary action on the part of its members, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

      (e) This Agreement and the Advisory Agreement are valid and binding agreements of the Adviser;

      (f) The Form ADV of the Adviser previously provided to the Subadviser is a true and complete copy of the form filed with the Commission and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

      (g) The Adviser acknowledges that it received a copy of the Subadviser's Form ADV at least 48 hours prior to the execution of this Agreement.

   9. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; DUTY TO UPDATE INFORMATION. All representations and warranties made by the Subadviser and the Adviser pursuant to Sections 6 and 8 hereof shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

   10. LIABILITY AND INDEMNIFICATION.

      (a) LIABILITY. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Subadviser or a breach of its duties hereunder, the Subadviser shall not be subject to any liability to the Adviser, SBL Fund, or the Fund or any of the Fund's shareholders, and, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or a breach of its duties hereunder, the Adviser shall not be subject to any liability to the Subadviser, for any act or omission in the case of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of Investments; PROVIDED, HOWEVER, that nothing herein shall relieve the Adviser and the Subadviser from any of their respective obligations under applicable law, including, without limitation, the federal and state securities laws and the CEA.

      (b) INDEMNIFICATION. The Subadviser shall indemnify the Adviser, SBL Fund and the Fund, and their respective officers and directors, for any liability and expenses, including attorneys' fees, which may be sustained by the Adviser, SBL Fund or the Fund, as a result of the Subadviser's willful misfeasance, bad faith, gross negligence, breach of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws or the CEA. The Adviser shall indemnify the Subadviser and its officers and directors, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Adviser's, SBL Fund's or the Fund's willful misfeasance, bad faith, gross negligence, breach of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws or the CEA.

   11. DURATION AND TERMINATION.

      (a) DURATION. This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect with respect to SBL Fund unless it has first been approved (i) by a vote of a majority of those directors of SBL Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of SBL Fund's outstanding voting securities. This Agreement shall continue in effect for a period of two years from the date hereof, subject thereafter to being continued in force and effect from year to year with respect to the Fund if specifically approved each year by either (i) the Board of Directors of SBL Fund, or (ii) by the affirmative vote of a majority of the Fund's outstanding voting securities. In addition to the foregoing, each renewal of this Agreement with respect to the Fund must be approved by the vote of a majority of SBL Fund's directors who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Prior to voting on the renewal of this Agreement, the Board of Directors of the Fund may request and evaluate, and the Subadviser shall furnish, such information as may reasonably be necessary to enable the Fund's Board of Directors to evaluate the terms of this Agreement.

      (b) TERMINATION. Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time, without payment of any penalty:

            (i) By vote of a majority of the Board of Directors of SBL Fund, or by vote of a majority of the outstanding voting securities of the Fund, or by the Adviser, in each case, upon sixty (60) days' written notice to the Subadviser;

           (ii) By the Adviser upon breach by the Subadviser of any representation or warranty contained in Section 6 hereof, which shall not have been cured during the notice period, upon twenty (20) days written notice;

          (iii) By the Adviser immediately upon written notice to the Subadviser if the Subadviser becomes unable to discharge its duties and obligations under this Agreement; or

           (iv) By the Subadviser upon 180 days written notice to the Adviser and the Fund.

      This Agreement shall not be assigned (as such term is defined in the Investment Company Act) without the prior written consent of the parties hereto. This Agreement shall terminate automatically in the event of its assignment without such consent or upon the termination of the Advisory Agreement.

   12. DUTIES OF THE ADVISER. The Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall oversee and review the Subadviser's performance of its duties under this Agreement. The Adviser shall remain responsible for, among other things, providing the following services with respect to the Fund:

      (a) The Adviser shall provide the Subadviser, or shall cause the Fund's Custodian to provide to the Subadviser, on each business day as of time deadline to be mutually agreed upon, a report or a computer download in a mutually acceptable software program and format, detailing the Fund's portfolio holdings, uninvested cash, current valuations and other information requested by the Subadviser to assist it in carrying out its duties under this Agreement, as of the close of the prior business day. In performing its obligations under this Agreement, the Subadviser may rely upon the information provided to it by or on behalf of the Adviser or the Fund's Custodian.

      (b) Composition of periodic reports with respect to the Fund's operations for shareholders of the Fund, composition of proxy materials for meetings of the Fund's shareholders and the composition of such registration statements as may be required by Federal and state securities laws for the continuous public offering and sale of shares of the Fund, as well as the determination of the net asset value of shares of the Fund.

   13. AMENDMENT. This Agreement may be amended by mutual consent of the parties, provided that the terms of each such amendment with respect to the Fund shall be approved by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

   14. NOTICE. Any notice that is required to be given by the parties to each other (or to the Fund) under the terms of this Agreement shall be in writing, delivered, or mailed postpaid to the other party, or transmitted by facsimile with acknowledgment of receipt, to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

      (a)  If to the Subadviser:

           OppenheimerFunds, Inc.
           Two World Trade Center
           New York, New York 10048-0203
           Attention:  Andrew J. Donohue
           Facsimile:  (212) 321-1159

      (b)  Copy to:

           OppenheimerFunds, Inc.
           6801 Tucson Way
           Englewood, CO 80112
           Attention:  Treasurer
           Facsimile:  (303) 768-2849

      (c)  If to the Adviser:

           Security Management Company, LLC
           700 SW Harrison
           Topeka, Kansas 66636-0001
           Attention:  James R. Schmank, President
           Facsimile:  (785) 431-3080

      (d)  If to SBL Fund:

           SBL Fund
           700 SW Harrison
           Topeka, Kansas 66636-0001
           Attention:  Amy J. Lee, Secretary
           Facsimile:  (785) 431-3080

   15. GOVERNING LAW; JURISDICTION. Except as indicated in Section 19(b) of this Agreement, this Agreement shall be governed by and construed in accordance with the internal laws of the State of Kansas.

   16. COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which shall together constitute one and the same instrument.

   17. CAPTIONS. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

   18. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

   19. CERTAIN DEFINITIONS.

      (a) "BUSINESS DAY." As used herein, business day means any customary business day in the United States on which the New York Stock Exchange is open.

      (b) MISCELLANEOUS. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act shall be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the U.S. courts or, in the absence of any controlling decisions of any such court, by rules, regulation or order of the Commission validly issued pursuant to the Investment Company Act. Specifically, as used herein, "investment company," "affiliated person," "interested person," "assignment," "broker," "dealer" and "affirmative vote of the majority of the Fund's outstanding voting securities" shall all have such meaning as such terms have in the Investment Company Act. The term "investment adviser" shall have such meaning as such term has in the Investment Advisers Act and the Investment Company Act, and in the event of a conflict between such Acts, the most expansive definition shall control. In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

   IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

                                          SECURITY MANAGEMENT COMPANY, LLC

                                          By:     ______________________________
                                          Name:   James R. Schmank
                                          Title:  President

                                          Attest: ______________________________
                                          Name:   Amy J. Lee
                                          Title:  Secretary

                                          OPPENHEIMERFUNDS, INC.

                                          By:     ______________________________
                                          Name:
                                          Title:

                                          Attest: ______________________________
                                          Name:
                                          Title:

                                    EXHIBIT B

                       FUNDAMENTAL INVESTMENT LIMITATIONS
                           (AS PROPOSED TO BE AMENDED)

 1. No Series will purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

 2. No Series will purchase more than 10% of the outstanding voting securities of any one issuer.

 3. No Series will purchase securities for the purpose of exercising control over the issuers thereof.

 4. No Series may act as underwriter of securities issued by others, except to the extent that the Series may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.

 5.  No Series may borrow in excess of 33 1/3% of its total assets.

 6. No Series may lend any security or make any other loan if, as a result, more than 33 1/3% of the Series' total assets would be lent to other parties, except (i) through the purchase of a portion of an issue of debt securities in accordance with its investment objective and policies, or
     (ii) by engaging in repurchase agreements with respect to portfolio securities.

 7. No Series may concentrate investments in particular industries or make an investment in any one industry if, when added to its other investments, total investments in the same industry then held by the Series would exceed 25% of the value of its assets.

 8. No Series may purchase or sell interests in real estate except as are represented by securities of companies, including real estate trusts whose assets consist substantially of interests in real estate, including obligations secured by real estate or interests therein and which therefore may represent indirect interest in real estate.

 9. No Series may invest in commodities, except that as consistent with its investment objective and policies, a Series may: (a) purchase and sell options, forward contracts and futures contracts, including without limitation those relating to indices; (b) purchase and sell options on futures contracts or indices; and (c) purchase publicly traded securities of companies engaging in such activities.

10. No Series may issue senior securities, except as permitted under the Investment Company Act of 1940.

[SBG LOGO]
The Security Benefit Group of Companies
700 SW Harrison St., Topeka, Kansas 66636-0001


                              SERIES D OF SBL FUND
                         Special Meeting of Shareholders
                                October 28, 1998

     The undersigned hereby appoints John D. Cleland, Donald A. Chubb, Jr., and James R. Schmank, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated special meeting, and at all adjournments thereof, all shares of SERIES D OF SBL FUND held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 9:30 AM, local time, on October 28, 1998, at Security Benefit Group Building, 700 Harrison Street, Topeka, Kansas 66636-0001, and at any adjournment thereof, in the manner directed below with respect to the matters referred to in the proxy statement for the meeting, receipt of which is hereby acknowledged, and in the proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment thereof.

     In order to avoid the additional expense of further solicitation to your Fund, we strongly urge you to review, complete, and return your ballot as soon as possible. Your vote is important regardless of the number of shares you own. The Board of Directors recommends a vote for each of the following proposals. These voting instructions will be voted as specified and in the absence of specification will be treated as granting authority to vote "FOR" each proposal.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                                              KEEP THIS PORTION FOR YOUR RECORDS
-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
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SERIES D OF SBL FUND


NOTE: Please sign exactly as the name appears on this card. EACH joint owner must sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

PLEASE EXECUTE, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.


Vote On Proposals
                                                          FOR   AGAINST  ABSTAIN

1.  To approve a  Sub-Advisory  Contract  between SMC
    and OppenheimerFunds, Inc.                            [  ]   [  ]     [  ]

2.  a.  To   amend   the    fundamental    investment
        limitation concerning underwriting.               [  ]   [  ]     [  ]

2.  b.  To   amend   the    fundamental    investment
        limitation concerning borrowing.                  [  ]   [  ]     [  ]

2.  c.  To   amend   the    fundamental    investment
        limitation concerning lending.                    [  ]   [  ]     [  ]

2.  d.  To  eliminate  the   fundamental   investment
        limitation  concerning  margin  purchases  of
        securities and short sales.                       [  ]   [  ]     [  ]

2.  e.  To  eliminate  the   fundamental   investment
        limitation  concerning  investment  in  other
        investment companies.                             [  ]   [  ]     [  ]

2.  f.  To   amend   the    fundamental    investment
        limitation regarding owning,  buying, selling
        or  otherwise   dealing  in   commodities  or
        commodities contracts.                            [  ]   [  ]     [  ]


___________________________________________    _________________________________
Signature (PLEASE SIGN WITHIN BOX)     Date    Signature (Joint Owners)     Date

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